                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 8, 2003

                           Instinet Group Incorporated
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-32717                   13-4134098
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission File             (IRS Employer
      of Incorporation)                 Number)              Identification No.)

   3 Times Square, New York, New York                             10036
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

     On December 8, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing that Glenn H. Hutchins, a founder and managing member of Silver Lake Partners, has resigned from the Board of Directors of Instinet, effective December 8, 2003. In addition, Silver Lake has advised Instinet and the other shareholders party to the shareholder arrangements entered into at the time of the Instinet merger with Island Holding Company, Inc. that it is withdrawing its participation in those agreements. The press release is filed as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits

         Number   Description

         99.1 Press Release of Instinet Group Incorporated issued December 8, 2003: Instinet Group Board Member Resigns

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                             INSTINET GROUP INCORPORATED
                                                     Registrant


Date: December 8, 2003
                                             By:   /s/ John F. Fay
                                                --------------------
                                                John F. Fay
                                                Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
99.1              Press Release of Instinet Group Incorporated issued
                  December 8, 2003: Instinet Group Board Member Resigns